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                SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549

                             Form 8-A

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
             PURSUANT TO SECTION 12(b) OR (g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                        MEGAPRO TOOLS INC.
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)


Nevada                                         91-2037081
------                                         ----------
(State of incorporation                        (I.R.S. Employer
Identification No.)                            or organization)


#5 - 5492 Production Boulevard
Surrey, British Columbia                       V3S 8P5
------------------------------                 -------
 (Address of principal executive offices)      (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                Name of each exchange of which
to be so registered                each class is to be registered

Not Applicable                              Not Applicable
--------------                              --------------

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-40738 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                Common Stock, par value of $0.001
                ---------------------------------
                         (Title of class)

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Item 1.  Description of Registrant's Securities to be Registered.

The description of securities contained in Registrant's
Registration Statement on Form SB-2, as amended, filed with the commission (File No. 333-40738) is incorporated by reference into this registration statement.

Item 2.  Exhibits

EXHIBIT
NUMBER                        DESCRIPTION
--------                      --------------------
3.1                           Articles of Incorporation*
3.2                           Articles of Amendment changing name
                              to Mega Pro Tools Corporation*
3.3                           Articles of Amendment changing name
                              to MegaPro Tools Inc.*
3.4                           Articles of Amendment amending Article 6*
3.5                           Amended By-Laws*
4.1                           Share Certificate*

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*Incorporated herein by reference to the exhibits of the same number in
Registrant's Registration Statement on Form SB-2, as amended.

                             SIGNATURE

Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE: November 10, 2000

BALSAM VENTURES, INC.
Registrant

      /s/ Neil Morgan
By:   __________________________________________
      Neil Morgan, President and Chief Executive Officer


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